Exhibit 10.2(h)

AMENDMENT NO. 8

TO
THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 8 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (“Amendment”) is effective as of May 12, 2003 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3,  as further amended by Amendment No. 4 thereto effective as of July 25, 2001 , by and among the Company and the other parties specified in such Amendment No. 4, as further amended by Amendment No. 5 thereto effective as of June 13, 2002, by and among the Company and the other parties specified in such Amendment No. 5, as further amended by Amendment No. 6 thereto effective July 24, 2002 by and among the Company and the other parties specified in such Amendment No. 6, and as further amended by Amendment No. 7 thereto effective October 18, 2002 by and among the Company and the other parties specified in such Amendment No. 7 (collectively, the “Shareholders’ Agreement”);

WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.                                       Amendments to Section 2.01.  Existing Section 2.01(a)(b) and (c) of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.01(a)(b) and (c):

“SECTION 2.01              Composition of the Board. (a)  The Board shall consist of up to seven members, of whom four shall be nominated and designated in accordance with the Company’s Restated Certificate of Incorporation (the “Certificate”) and Bylaws, one of whom shall be designated by NWIP (such director, a “NWIP Designee”), one of whom shall be designated by MDP (such director, an “MDP Designee”), and one of whom shall be the chief executive officer of the Company.”

(b)                                 Each Shareholder entitled to vote for the election of directors to the Board (other than DLJMB and Eagle River) agrees that it will vote its shares of

Equity Securities or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01.

(c)                                  The right of NWIP and MDP, as the case may be, to designate one member of the Board pursuant to this Article shall terminate at such time as the number of shares of Equity Securities held by the Nextel Shareholders or the Qualified MDP Entities as the case may be, is less than 50% of the Nextel Shareholders’ or the MDP Entities’ Initial Ownership, as the case may be.  Individuals affiliated with a particular Shareholder or group of Shareholders shall not constitute a majority of the Board unless, at the time such individuals are elected, such Shareholder or group of Shareholders owns a majority of the outstanding Voting Stock.  Subject to (and to the extent not inconsistent with) the foregoing, in the event that the right of any Shareholder pursuant to this Section 2.01 to designate a member of the Board terminates, the Board shall nevertheless continue to consist of up to seven members, and the member or members no longer designated by such Shareholder shall instead be designated in accordance with the Company’s Certificate and bylaws.

2.                                       Amendments to Section 2.02.  Existing Section 2.02 of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.02:

SECTION 2.02  Removal.  Each Shareholder other than DLJMB and Eagle River, agrees that it will not vote any of its shares of Voting Stock in favor of the removal of any director who shall have been designated pursuant to Section 2.01 unless such removal shall be for Cause or the Person(s) entitled to designate such director shall have consented to such removal in writing, provided that if the Persons entitled to designate any director pursuant to Section 2.01 shall request the removal, with or without Cause, of such director in writing, such Shareholder, other than DLJMB and Eagle River, shall vote its shares of Voting Stock in favor of such removal.  Removal for “Cause” shall mean removal of a director because of such director’s (a) willful and continued failure substantially to perform his duties with the Company in his established position, (b) willful conduct which is injurious to the Company or any of its Subsidiaries, monetarily or otherwise, (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude or (d) abuse of illegal drugs or other controlled substances or habitual intoxication.

3.                                       Amendments to Section 2.03.  Existing Section 2.03(a) and (b) of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.03(a) and (b):

SECTION 2.03  Vacancies.  If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board with respect to a MDP Designee or a NWIP Designee:

(a)                                  the Person(s) entitled under Section 2.01 to designate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, may, subject to the provisions of Section 2.01, designate another individual (the “Nominee”) to fill such vacancy and serve as a director of the Company: and

(b)                                 each Shareholder, other than DLJMB and Eagle River, then entitled to vote for the election of the Nominee as a director of the Company agrees that it will vote its shares of Voting Stock, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board.

4.                                       Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to the Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By:	/s/ JOHN CHAPPLE
Name: John Chapple
Title: President, CEO and Chairman

NEXTEL WIP CORP., a Delaware corporation

By:	/s/ TIMOTHY DONAHUE
Name: Timothy Donahue
Title: President and CEO

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By:	DLJ Merchant Banking II, Inc., as advisory general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, L.P., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJMB FUNDING II, INC. a Delaware corporation

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ FIRST ESC, L.P.

By:	DLJLBO Plans Management corporation, as Manager

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJEAB PARTNERS, L.P.,

By:	DLJLBO Plans Management Corporation, as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

DLJ ESC II, L.P.

By:	DLJLBO Plans Management Corporation, as manager

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership

By:	UK Investment Plan 1997 Partners, Inc., as general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director

MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P., its General Partner

By:	Madison Dearborn Partners Inc., its General Partner

By:	/s/ ANDREW SINWELL
Name: Andrew Sinwell
Title: Managing Director

EAGLE RIVER INVESTMENTS, L.L.C., a Washington limited liability company

By:	/s/ DENNIS WEIBLING
Name: Dennis Weibling
Title: Vice Chairman

MOTOROLA, INC., a Delaware corporation

By:
Name:
Title:

/s/ JOHN CHAPPLE
JOHN CHAPPLE

/s/ PERRY SATTERLEE
PERRY SATTERLEE

/s/ MARK FANNING
MARK FANNING

/s/ JOHN THOMPSON
JOHN THOMPSON

/s/ DAVID AAS
DAVID AAS

JRC-JRT, L.L.C.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson
Title: Manager

JRC COHO, L.L.C.

By:	/s/ JOHN H. CHAPPLE
Name: John H. Chapple
Title: Manager

PSS-MSS, LP

By:	/s/ PERRY SATTERLEE
Name: Perry Satterlee
Title: General Partner